SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 15, 2001


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


     United States               333-32591                     58-1897792
     -------------               ---------                     ----------
    (State or other             (Commission                   (IRS Employer
     jurisdiction                File No.)                 Identification No.)
   of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                    30144
---------------------------------------------                   ------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5        Other Events.
              -------------

              The registrant distributed the Certificateholders Statement for the month of December 2000 to the Series 1997-2 Certificateholders on January 15, 2001.

              The registrant distributed the Certificateholders Statement for the month of December 2000 to the Series 1998-1 Certificateholders on January 15, 2001.

Item 7(c).          Exhibits.
                    ---------

                    The  following  is filed as an exhibit to this report under
                    Exhibit 28:

           99.1 Series 1997-2 Certificateholders Statement for the month of December 2000.

           99.2 Series 1998-1 Certificateholders Statement for the month of December 2000.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       FNANB CREDIT CARD
                       MASTER TRUST


                       By:       FIRST NORTH AMERICAN
                                 NATIONAL BANK, as
                                 Transferor and Servicer


                       By:
                                 ----------------------------------------
                                 Michael T. Chalifoux
                                 Chairman of the Board





Date:      January 15, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST



                                INDEX TO EXHIBITS



Exhibit
Number      Exhibit


99.1      Series  1997-2  Certificateholders  Statement  for the  month of
          December 2000.


99.2      Series  1998-1  Certificateholders  Statement  for the  month of
          December 2000.